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BNP                                                                Exhibit 10.53

MASSY SACLAY GROUP OF AGENCIES                       MASSY, NOVEMBER 9, 1999
POSTAL ADDRESS
2-12 CHEMIN DES FEMMES
91300 MASSY
TEL: 01 69 19 83 13
                                                     ROWECOM FRANCE

         EXTENSION:
                                                     RUE DE LA PRAIRIE
         OUR REFERENCES: AL/SM
                                                     91763 PALAISEAU CEDEX

         YOUR REFERENCES:

         SUBJECT: CUSTOMIZED CONDITIONS

                                            ATTN: MR. PRUDHON


Dear Sirs:

Pursuant to our various discussions, we have included below the principal conditions and the financing that we suggest setting up for your Business, in the context of entering into a relationship.

1 - EFFECTIVE DATES FOR DOMESTIC OPERATIONS:

         FOR CREDIT:

* BILLS RECEIVED BY FILE TRANSFER
                  effective date + 2 calendar days, date possibly postponed.

         Commission per slip transmitted: EUR 4.20 excl. taxes
         Commission per instrument transmitted: EUR 0.44 excl. taxes

* ONSITE AND OFFSITE CHECK DEPOSITS*
                  Effective date D (deposit date) + 3 working days.

* TRANSFERS RECEIVED
                  Effective date calendar day following receipt


         FOR DEBIT:

* CHECKS ISSUED
                  Effective offset date.




--------
* Translator's note: No English equivalents exist for SUR RAYON and HORS RAYON. The French terms correspond more to geographic zones within which a bank is located, and are, therefore, more precise than "onsite" and "offsite."



[handwritten] Doc. 18 = Ex 10.42


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* INSTRUMENTS MADE PAYABLE
                  Effective date, calendar day before settlement

* TRANSFERS ISSUED FOR VAT, URSSAF [SOCIAL PROTECTION ORGANIZATION] AND SALARIES
                  Effective offset date

* OTHER ISSUED TRANSFERS TRANSMITTED BY FILE TRANSFER
                  Effective date of posting


2 - FILE TRANSFER

         Exchanges of records from bank to customer: EUR 59.46 excl. taxes (ETEBAC 3)
                  This subscription covers 1,000 entries transmitted per month

         Exchanges of records from customer to bank: EUR 16.77 excl. taxes
                  This subscription covers 20 records transmitted per month


3 - AUTHORIZATIONS FOR SHORT-TERM FINANCING WITH UNDETERMINED DURATION:

OVERALL SHORT-TERM FINANCING LINE OF 80 MF, GUARANTEED UP TO 110% BY TRANSFER OF RECEIVABLES, USABLE IN THE FORM OF:

[arrow] Overdraft up to 5 MF : interest determined by Eonia average monthly rate + 0.75% commission, inclusive, on the highest overdraft.

[arrow]  Seasonal credit up to 75 MF with the following variations:
                  75 MF from November 1 to March 31
                  35 MF from April 1 to June 15
                  0  MF from June 16 to October 31
                  Interest deducted at the periodic Euribor rate + 0.55%, without a bank day

4 - TERMS OF THE ACCOUNT:

* DEBT INTEREST (beyond the overdraft)
                  Calculated on the B.N.P. rate + 1.55%, plus 0.06% commission calculated on the highest overdraft in value over the month, limited to half of the debt interest.

* ACCOUNT COMMISSION
                  0.025% on commercial debt flows

* QUARTERLY ACCOUNT MANAGEMENT FEES
                  EUR 152.45 excl. taxes


For more information on the preceding, as well as on the operations above that are not addressed, we invite you to refer to the booklet on "PRINCIPAL OPERATIONS FOR BUSINESSES," January 1999 edition.


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We hope that you receive this document in good order, and are available for any additional information.

Sincerely,


[signature]                                 [signature]
Thierry Girard                              Arnaud Lecat